EXHIBIT 10.3
PGRT ESH, INC.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
March 2, 2009
Citicorp USA, Inc.
101 John F. Kennedy Parkway
Fourth Floor
Short Hills, New Jersey 07078
Re: Forbearance Extension
Ladies and Gentlemen:
Reference is made to the Amended and Restated Loan Agreement dated as of June 6, 2008 among PGRT ESH, Inc. (the “Borrower”), Lightstone Holdings LLC, David Lichtenstein (together with Lightstone Holdings LLC and the Borrower, the “Loan Parties”), and Citicorp USA, Inc. (the “Lender”), as amended by, that certain First Amendment to Loan Agreement dated as of October 31, 2008 among the Loan Parties and the Lender (as amended by that certain letter agreement dated December 31, 2008 among the Loan Parties and the Lender, collectively, the “First Amendment”), that certain Second Amendment to Loan Agreement dated as of December 31, 2008 among the Loan Parties and the Lender, and that certain Third Amendment to Loan Agreement dated as of January 30, 2009 among the Loan Parties and the Lender.
The Loan Parties have requested a further extension of the Forbearance Period (as defined in the First Amendment) from March 2, 2009 until April 30, 2009 to continue to consider a long term restructuring plan with the Lender. The Lender hereby agrees with the Loan Parties that the First Amendment is amended by deleting “March 2, 2009” in Section 3(a) thereof and substituting “April 30, 2009” therefor.

Citicorp USA, Inc.
March 2, 2009

Except as amended hereby, the First Amendment shall remain in full force and effect.

Very truly yours, PGRT ESH, INC.
By:	/s/ David Lichtenstein
David Lichtenstein
Chairman
AGREED TO AND ACCEPTED AS
OF THE DATE FIRST SET FORTH ABOVE:
Lender

CITICORP USA, INC.

By:	/s/ Diana Yusun

Diana Yusun
Director

Guarantors

/s/ David Lichtenstein

David Lichtenstein

LIGHTSTONE HOLDINGS LLC

By:	/s/ David Lichtenstein

David Lichtenstein
Managing Member
Signature page to Third Extension